EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ronald Rowan, Chief Financial Officer and Treasurer of Monarch Casino & Resort, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.              The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2012 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ RONALD ROWAN
Ronald Rowan
Chief Financial Officer
March 15, 2013